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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
March 31, 2008

BIG CAT ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA	000-49870
(State or other jurisdiction of incorporation)	(Commission File No.)

201 W. Lakeway
Suite 1000
Gillette, Wyoming 82718
(Address of principal executive offices and Zip Code)

(307) 685-3122
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01      REGULATION FD DISCLOSURE

     On March 31, 2008, we announced our management has been in discussions and meetings with numerous Coal Bed Methane (CBM) operators in the Wyoming Powder River Basin (WPRB) to further pilot projects of the ARID Tool over the last 2 months. As a result of these meetings another major CBM operator has agreed to test 4 pilot areas, each consisting of 2 to 4 wells. In addition, a smaller producer will begin testing several ARID tools in their project area, in the very near future.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits	Document Description

	99.1	Press release

 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated this 31st day of March, 2008.

BIG CAT ENERGY CORPORATION

BY: RICHARD STIFEL
Richard Stifel, Principal Financial Officer,
Principal Accounting Officer, Secretary and
Treasurer.